Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Mid Cap Fund (the “Fund”)

SUPPLEMENT DATED 30 JUNE 2026 TO THE FUND’S SUMMARY PROSPECTUS
CURRENT AS OF THE DATE HEREOF

Matt Kamm will step down as portfolio manager of the Fund effective 31 December 2026. Mr. Kamm will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a managing director.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE